UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NATUS MEDICAL INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Natus Medical Incorporated

1501 Industrial Road

San Carlos, California 94070

www.natus.com

(650) 802-0400

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

The 2006 Annual Meeting of Stockholders of Natus Medical Incorporated will be held on Thursday, June 15, 2006, at 9:30 a.m., Pacific Time, at our headquarters located at 1501 Industrial Road, San Carlos, California 94070 for the following purposes:

1.	To elect two directors to serve for a term of three years;

2.	To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our auditors for the year ending December 31, 2006; and

3.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Stockholders who owned shares of our stock at the close of business on Thursday, April 27, 2006 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available during normal business hours for ten days prior to the meeting at our headquarters located at 1501 Industrial Road, San Carlos, California 94070. A stockholder may examine the list for any legally valid purpose related to the meeting. The list will also be available during the annual meeting for inspection by any stockholder present at the meeting.

Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope.

For the Board of Directors of

NATUS MEDICAL INCORPORATED

/s/ James B. Hawkins

JAMES B. HAWKINS

President and Chief Executive Officer

San Carlos, California

May 1, 2006

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Natus Medical Incorporated, a Delaware corporation, or the Company, is providing these proxy materials for you in connection with the annual meeting of stockholders of Natus that will take place on June 15, 2006. As a stockholder as of the record date, April 27, 2006, you are invited to attend the annual meeting, and are entitled, and requested, to vote on the items of business described in this proxy statement. We are sending the proxy materials on or about May 10, 2006 to all our stockholders as of the record date.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at our annual meeting, the voting process, the compensation of directors and executive officers, and certain other required information.

Q:	How may I obtain Natus’ Form 10-K?

A:	A copy of our 2005 Annual Report on Form 10-K is enclosed.

Stockholders may request another free copy of the 2005 Form 10-K from:

Natus Medical Incorporated

Attn: Investor Relations

1501 Industrial Road

San Carlos, CA 94070

(650) 802-0400

Our 2005 Annual Report on Form 10-K is also available on the website of the Securities and Exchange Commission at www.sec.gov.

We will also furnish any exhibit to our 2005 Annual Report on Form 10-K if specifically requested in writing.

Q:	What items of business will be voted on at the annual meeting?

A:	The items of business scheduled to be voted on at the annual meeting are:

•	The election of two directors for a term of three years;

•	The ratification of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors for the year ending December 31, 2006; and

•	Other business that properly comes before the annual meeting.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote your shares “FOR” each of the nominees to the Board and “FOR” the ratification of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors for the year ending December 31, 2006.

Q:	What shares can I vote?

A:

Each share of Natus common stock issued and outstanding as of the close of business on April 27, 2006, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of that date, including (1) shares held directly in your name as the stockholder of record and (2) shares held by you as the beneficial owner through a broker, trustee or other nominee, such as a bank. More information on how to vote these shares is contained in this proxy statement. On the Record Date we had approximately 18,570,933 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Rather than holding shares in their own name, as a stockholder of record, most Natus stockholders hold their shares beneficially through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by Natus. As the stockholder of record, you have the right to grant your voting proxy directly to Natus or to vote in person at the meeting. Natus has enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, you may also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Internet—Stockholders of record of Natus common stock with Internet access may submit proxies by following the “Vote by Internet” instructions on their proxy cards. Most Natus stockholders who hold shares beneficially in street name may vote by accessing the website specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for Internet voting availability.

By Telephone—Stockholders of record of Natus common stock who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy cards. Most Natus stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction cards provided by their brokers, trustee or nominees. Please check the voting instruction card for telephone voting availability.

By Mail—Stockholders of record of Natus common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Natus stockholders who hold shares beneficially in street name may vote by mail by completing, dating and signing the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:	Can I change my vote or otherwise revoke my proxy?

A:	You may change your vote at any time prior to the vote at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes your earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Natus or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Q:	How many shares must be present or represented to conduct business at the annual meeting?

A:	A majority of shares of our common stock entitled to vote must be present in person or represented by proxy to meet the quorum requirement for holding the annual meeting and transacting business. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	Will my shares be voted if I do not return my proxy card?

A:	If your shares are held in street name, your broker may, under certain circumstances, vote your shares. Brokerage firms have authority to vote client’s unvoted shares on some “routine” matters. If you do not give a proxy to vote your shares, your broker may either (1) vote your shares on “routine” matters, such as the election of directors and the ratification of auditors, or (2) leave your shares unvoted. In addition, the terms of the agreement with your broker may grant your broker discretionary authority to vote your shares.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, the two nominees receiving the highest number of “FOR” votes at the annual meeting will be elected. The proposal for ratification of the independent auditors requires a “FOR” vote by a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of Natus’s nominees to the Board and “FOR” ratification of the independent auditors).

Q:	Is cumulative voting permitted for the election of directors?

A:	Yes. Every stockholder voting to elect a director may cumulate such stockholder’s votes and give to one of the candidates to be elected a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder is entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more than the number of directors to be elected. In their discretion, the proxy holders may, when voting for directors, cumulate the votes represented by the proxies received. No stockholder shall be entitled to cumulate votes unless such candidate’s name has been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the annual meeting, prior to the voting, of the intention to cumulate the stockholder’s votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

Q:	What happens if additional matters are presented at the annual meeting?

A:	Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy using the enclosed for the persons named as proxy holders, James B. Hawkins and Steven J. Murphy, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates that may be nominated by the Board of Directors.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of voting materials?

A:	If you wish to receive an additional set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

Natus Medical Incorporated

Attn: Investor Relations

1501 Industrial Road

San Carlos, CA 94070

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	Natus is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2006.

Q:	What is the deadline to propose actions for consideration or to nominate individuals to serve as directors?

A:	Although the deadline for submitting proposals or director nominations for consideration at the 2006 annual meeting has passed, you may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the Natus proxy statement for the annual meeting next year the written proposal must be received by the Corporate Secretary of Natus at our principal executive offices no later than January 5, 2007. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion in of proposals in the Natus proxy statement is instead a reasonable time before we begin to print and mail our proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Natus Medical Incorporated

Attn: Corporate Secretary

1501 Industrial Road

San Carlos, CA 94070

For a stockholder proposal that is not intended to be included in the Natus proxy statement under Rule 14a-8, the stockholder must provide the information required by the bylaws of Natus and give timely notice to the Corporate Secretary of Natus in accordance with the bylaws of Natus, which, in general, require that the notice be received by the Corporate Secretary of Natus not later than the close of business on March 6, 2007.

If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the Natus annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in the Natus proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

•	90 days prior to the meeting; and

•	10 days after public announcement of the meeting date.

Recommendation and Nomination of Director Candidates: The Nominating and Governance Committee will consider both recommendations and nominations for candidates to the Board from stockholders who are entitled to vote in the election of directors at the annual meeting. A stockholder that desires to recommend a candidate for election to the Board must direct the recommendation in writing to Natus Medical

Incorporated, Corporate Secretary, 1501 Industrial Road, San Carlos, California 94070, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and Natus within the last three years, written evidence that the candidate is willing to serve as a director of Natus if nominated and elected and evidence of the nominating person’s ownership of Natus stock.

A stockholder that instead desires to nominate a person directly for election to the Board must meet all of the deadlines and requirements set forth in Section 2.3(c) of Natus’s Bylaws and the rules and regulations of the Securities and Exchange Commission. To be timely, the notice must be delivered to or mailed and received by the Secretary of Natus not less than 60 days prior to the date the Natus proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. To be in proper form, a stockholder’s notice to the Secretary shall set forth:

(i)	the name and address of the stockholder who intends to make the nominations, propose the business, and, as the case may be, the (1) name, age, residential and business addresses, principal occupation of and number of our shares held by the person or persons to be nominated or (2) nature of the business to be proposed;

(ii)	the number of shares beneficially owned by the proposing stockholder;

(iii)	a representation that the stockholder is a holder of record of stock of Natus entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice;

(iv)	if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(v)	such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the Board of Directors; and

(vi)	if applicable, the consent of each nominee to serve as director of Natus if so elected.

If you would like a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates, please contact the Corporate Secretary of Natus Medical Incorporated at our principal executive offices.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is divided into three classes. Each class is elected for a term of three years, so that the term of one class of directors expires at each meeting. There are two nominees for election to the Board this year—Doris Engibous and William M. Moore. Each of the nominees is presently a member of the Board whose term expires at the meeting. Information regarding the business experience of each nominee and other members of the Board is provided below. Each of the directors are elected to serve a three-year term until our annual meeting in 2009 and until their respective successors are elected. There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the two persons recommended by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

Our Board recommends a vote FOR the election to the Board of each of Ms. Engibous and Mr. Moore.

Vote Required

The two persons receiving the highest number of “for” votes represented by shares of Natus common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

Nominees for Election

Doris Engibous Director since 2004 Age 51	Ms. Engibous has served as President and Chief Executive Officer of GRAFTcath, an early stage medical device company, since September 2004. From 2003 to September 2004, Ms. Engibous served as a consultant and advisor to medical technology companies. Ms. Engibous served as President of Nellcor, a Tyco Healthcare Group/Tyco International, Ltd. Business, from 2000 through 2003. She holds a Bachelor of Science degree in Chemical Engineering from the University of Michigan.

William M. Moore Director since 1987 Age 57	Mr. Moore is one of our co-founders. Since February 2004, he has served as a partner of Blue Line Partners, a private equity firm. From March 2003 until February 2004, Mr. More was a general partner of Alpine Partners, a venture capital firm. Mr. Moore served as Chief Executive Officer of Metasensors, Inc., a medical device company, from August 1997 to March 2003. Mr. Moore holds a Bachelor of Science degree in Business from the University of Utah.

Continuing Directors

Robert A. Gunst Director since 2004 Age 58	Mr. Gunst was appointed Chairman of the Board in December 2004. He is a private investor and currently serves on the Board of Directors of Portal Player, a developer of semiconductor, firmware and software platforms for personal multimedia players. Mr. Gunst is also a member of the Dean’s Advisory Council of the Graduate School of Management at the University of California, Davis. He holds a Bachelor of Arts degree in Economics from Dartmouth College and a Masters Degree in Business Administration from the University of Chicago’s Graduate School of Business.

James B. Hawkins Director since 2004 Age 50	Mr. Hawkins joined Natus as President, Chief Executive Officer and director in April 2004. Prior to joining Natus, Mr. Hawkins was President, Chief Executive Officer and a Director of Invivo Corporation, a developer and manufacturer of multi-parameter vital sign monitoring equipment, and its predecessor, from August 1985 through January 2004. Mr. Hawkins also served as Secretary of Invivo from July 1986 until January 2004. He earned his undergraduate degree in Business Commerce from Santa Clara University and holds a Masters of Business Administration degree from San Francisco State University.

Kenneth E. Ludlum Director since 2002 Age 52	Mr. Ludlum has served as a director since 2002. He currently is an investor, board member and advisor to medical companies. Mr. Ludlum was President and Chief Executive Officer, and Chairman of the Board of Directors, of Revivant Corporation from June 2003 until its sale to Zoll Medical Corporation in October 2004. From November 2001 until June 2003, Mr. Ludlum served as a consultant to medical and technology companies. From September 2000 until November 2001, Mr. Ludlum was the Vice President International of Endovasix, Inc., a medical device company. He holds a Bachelor of Science degree in Business from Lehigh University and a Masters of Business Administration degree from Columbia University.

Mark D. Michael Director since 2004 Age 55	Mr. Michael is currently a private investor and director. Mr. Michael was Senior Vice President, Legal, General Counsel and Secretary of 3Com from September 1997 through 2003. Mr. Michael serves as a director of Nollenberger Capital Partners, Inc. He holds a Bachelor of Arts degree in History from Stanford University and a Juris Doctorate from the University of California Los Angeles School of Law.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit Natus’s consolidated financial statements for the year ending December 31, 2006.

Stockholder ratification of the selection of Deloitte & Touche LLP as our independent auditors is not required by applicable law, our certificate of incorporation, our Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Natus and its stockholders.

BDO Seidman, LLP served as Natus’s independent auditor for the year ended December 31, 2004. On August 15, 2005, we dismissed BDO Seidman, LLP as our independent registered public accounting firm.

The reports of BDO Seidman LLP on our consolidated financial statements for each of the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003, and the subsequent interim period through August 15, 2005, there were no disagreements between Natus and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements of the Company for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2004 and 2003 or during the subsequent interim period through August 15, 2005.

We requested that BDO Seidman, LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 16, 2005, was filed as Exhibit 16.1 to our Form 8-K filed on August 19, 2005.

On August 19, 2005, the Audit Committee of the Board of Directors of Natus appointed Deloitte & Touche LLP as our new independent registered public accounting firm.

During the years ended December 31, 2004 and 2003, and the subsequent interim period through August 19, 2005, we did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) of Regulation S-K, except that Deloitte and Touche LLP acted as Natus’s independent registered public accounting firm for the unaudited interim financial statements of Natus for the three months ended March 31, 2003, and the three and six months ended June 30, 2003, and in that capacity Deloitte & Touche LLP discussed the application of accounting principles with us.

Representatives of Deloitte & Touche LLP are expected to attend the annual meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Auditor Fees Incurred by Natus in 2004 and 2005

Fees for professional services provided by our independent registered public accounting firm paid or accrued (“paid”) in the past two years are:

	2005	2004
Audit Services Fees (1)	$574,000	$185,850
Audit-Related Fees (2)	$10,000	—
Tax Fees (3)	—	$78,786
All other fees	—	—

Total	$584,000	$264,636

(1)	This category includes fees for the audit of our annual financial statements for the years ended December 31, 2005 and 2004, review of financial statements included in our Quarterly Reports on Form 10-Q filed during 2005 and 2004, audits under Section 404 of the Sarbanes-Oxley Act of 2002 for internal control over financial reporting and services that are customarily provided by the independent public registered accounting firm with statutory and regulatory filings or engagements for both fiscal years. Of the total audit services fees paid in 2005, $492,772 was paid to Deloitte & Touche LLP and $81,228 was paid to BDO Seidman, LLP. Of the total audit services fees paid in 2004, $7,500 was paid to Deloitte & Touche LLP and $178,350 was paid to BDO Seidman, LLP.
(2)	Audit-related fees are fees associated with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees for assistance in financial due diligence related to mergers and acquisitions. All of the audit-related fees paid in 2005 were paid to Deloitte & Touche LLP.
(3)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning by our independent registered public accounting firms. For the periods presented above, these fees included fees paid for the preparation of U.S. federal and state returns and other tax consulting services. There were no tax fees paid to our independent registered public accounting firms in 2005 as other consultants provided these services. Of the total tax fees paid in 2004, $7,495 was paid to Deloitte & Touche LLP and $71,291 was paid to BDO Seidman, LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent auditors in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis.

Our Board recommends a vote FOR the ratification of Deloitte & Touche LLP, an independent registered public accounting firm, as Natus’s auditors for year ending December 31, 2006. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.

Vote Required

Ratification of the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors for 2006 requires the affirmative vote of a majority of the shares of Natus common stock present in person or represented by proxy and entitled to be voted at the meeting.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Natus is committed to having sound corporate governance principles. Having such principles is essential to running our business effectively and to maintaining our integrity in the marketplace. Our Code of Business Conduct and Ethics which applies to all Natus employees, including our principal executive officer, principal financial and accounting officer and controller, is available on our Internet website at http://www.natus.com. The Code of Business Conduct and Ethics can be found in the ‘Governance” section of our “Investor” webpage. Our Code of Business Conduct and Ethics complies with the rules of the SEC and the listing standards of the Nasdaq National Market. We have also adopted complaint procedures for accounting and auditing matters. Concerns relating to accounting, internal accounting controls or auditing matters may be brought to the attention of our Audit Committee through our anonymous reporting system described in the Code of Conduct and Ethics. Concerns are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Independence

The Board has determined that, except for James B. Hawkins, our President and Chief Executive Officer, each of our current directors has no material relationship with Natus (either directly or as a partner, shareholder or officer of another organization that has a material relationship with Natus) and is independent within the meaning of the Nasdaq Stock Market, Inc. (“Nasdaq”) director independence standards. Furthermore, the Board has determined that each of the members of each of the committees of the Board has no material relationship with Natus (either directly or as a partner, stockholder or officer of an organization that has a material relationship with Natus) and is “independent” within the meaning of the Nasdaq director independence standards, including in the case of the members of the Audit Committee, the heightened “independence” standard required for such committee members set forth in the applicable SEC rules.

Board Structure and Committee Composition

As of December 31, 2005, our Board had six directors divided into three classes with each class being as nearly equal in number as possible and with a three-year term for each class. As of December 31, 2005, the classes were comprised as follows:

Nominees for terms expiring in 2009	Present directors whose terms expire in 2007	Present directors whose terms expire in 2008
Doris Engibous	Robert A. Gunst	Kenneth E. Ludlum
William M. Moore	James B. Hawkins	Mark D. Michael

The Board has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The membership during the last year and the function of each of the committees are described below. Each of these committees operates under a written charter adopted by the Board. All of those committee charters are available on our Internet website at http://www.natus.com. The charters can be found in the “Governance” section of our “Investor” webpage. During 2005, each director attended at least 75% of all Board and applicable committee meetings.

Name of Director	Board	Audit	Compensation	Nominating and Governance
Non-Employee Directors
Doris Engibous	X		X	X
Robert A. Gunst	X	X	X
Kenneth E. Ludlum*	X	X
Mark D. Michael	X	X		X
William M. Moore	X		X	X

Employee Director
James B. Hawkins	X

Number of Meetings in 2005	6	12	6	2

X =	Committee Member
*	The Board has determined that Mr. Ludlum is an “audit committee financial expert” within the meaning of the rules promulgated by the Securities and Exchange Commission.

Audit Committee

The Audit Committee oversees and monitors our accounting and financial reporting processes, our financial statement audits, the qualifications, independence and performance of our independent registered public accounting firm and our internal accounting and financial controls. The Committee also pre-approves audit and non-audit services, reviews, approves and monitors our Code of Business Conduct and Ethics and establishes procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls or auditing matters. The report of the Audit Committee for 2005 is included in this proxy statement. The charter of the Audit Committee is available on our corporate website and is attached as an annex to this proxy statement.

Compensation Committee

The Compensation Committee is responsible for determining or recommending to the Board of Directors salaries, incentives and other forms of compensation for executive officers and other employees and administers various incentive compensation and benefit plans. The report of the Compensation Committee for 2005 is included in this proxy statement. The charter of the Compensation Committee is available on our corporate website.

Nominating and Governance Committee

The Nominating and Governance Committee is expected to identify, evaluate and recommend nominees to the Board of Directors as well as evaluate the composition, organization and governance of the Board of Directors and its committees and to develop and recommend corporate governance principles and policies. The Nominating and Governance Committee also supervises the Board of Directors’ annual review of director independence and the Board’s performance self-evaluation. The charter of the Nominating and Governance Committee is available on our corporate website.

Policy for Director Recommendations and Nominations

The Nominating and Governance Committee will consider board candidates recommended by Board members, management and security holders. Stockholders may submit their recommendations by:

•	confidential email to BoardofDirectors@natus.com, or

•	mail or email the Chairman of our Nominating and Governance Committee, or to the Chairman of the Board of Directors.

Our Bylaws also contain procedures by which stockholders may submit nominations for vote at the Annual Meeting of Stockholders. Stockholders may receive a copy of our Bylaws by making a written request to the Secretary of the Company. We did not receive any recommendations for nominees from stockholders for consideration in this Proxy Statement.

Listed below are the minimum qualifications that the Nominating and Governance Committee believes must be met by all board nominees:

•	Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom, and mature judgment. We endeavor to have a board representing diverse experience at policy-making levels in business, health care, and technology, and in areas that are relevant to our global activities.

•	Directors must have, and be willing to devote, sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the board for an extended period of time. Directors should not serve on more than four other boards of public companies in addition to the Natus Board.

•	Director nominees must have demonstrated a history of good business judgment, and possess financial and governance literacy. They must have the experience and the value-adding temperament to be good outside directors of a public company.

The following are specific qualities or skills that the Nominating and Governance Committee believes are necessary for one or more of the Company’s directors to possess:

•	The Board desires to have more than one independent financial expert. Experience with a publicly traded company, including experience as a proactive, diligent outside director is desirable.

•	Proven ability to understand the dynamic between management and Board members, and to effectively manage that dynamic for the benefit of the Company is important.

•	Experience with Wall Street, transactions and managing operations is helpful.

•	Some understanding of the medical device market is also helpful.

Members of the Nominating and Governance Committee will use their professional contacts to identify nominees. If necessary, outside recruiters will also be used. The Chairperson of the Nominating and Governance Committee will collect and organize the data on potential nominees, and with the help of the Secretary of the Company will undertake initial due diligence evaluation into nominee qualifications and background. Members of the Nominating and Governance Committee, as well as the Chairman of the Board of Directors and all Board members, will interview those candidates that are nominated by the Committee. The full Board votes to approve nominees after considering the recommendation of the Nominating and Governance Committee.

Compensation Committee Interlocks and Insider Participation

Our compensation committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees. Our compensation committee consists of Mr. Moore, Ms. Engibous and Mr. Gunst. Mr. Moore was our chief executive officer from April 1989 to May 1992. During 2005, Mr. Hawkins, our president and chief executive officer, participated in all discussions and decisions of the compensation committee regarding salaries and incentive compensation for all employees and consultants. He was excluded, however, from discussions regarding his own salary and incentive compensation. No interlocking relationship exists between any member of our compensation committee and any member of any other company’s Board of Directors or compensation committee.

Communicating with our Board

Any stockholder of Natus or any other party interested in communicating with the Board may contact any of our directors by writing to them by mail or express mail c/o Natus Medical Incorporated, 1501 Industrial Road, San Carlos, California 94070. Stockholders may also communicate with the Board on a confidential basis by sending an email to BoardofDirectors@natus.com. The Nominating and Governance Committee has approved a process for handling stockholder communications received by the Company. Under that process, the corporate Secretary may review all stockholder communications and has the authority to disregard any communications that are inappropriate or irrelevant to Natus and its operations, or to take other appropriate actions with respect to such communications.

Director Compensation

The following table provides information on Natus’ compensation and reimbursement practices during 2005 for non-employee directors, as well as the range of compensation paid to non-employee directors who served during 2005. Mr. Hawkins did not receive any separate compensation for his Board activities. The Board has not made any changes to director compensation for 2006.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE FOR 2005

Annual retainer (payable quarterly)		$12,000
Annual retainer for service as Chairman of the Board (payable quarterly)		$12,000
Annual retainer for service as Chairman of the Audit Committee (payable quarterly)		$12,000
Annual retainer for service as Committee Chairperson (excluding the Audit Committee) (payable quarterly)		$3,000
Payment for each Board meeting attended in person		$1,500
Payment for each Board meeting attended by telephone		$500
Payment for each Audit Committee meeting attended		$1,000
Payment for each Committee meeting attended (excluding the Audit Committee)		$500
Stock options granted upon appointment or election to the Board (1)(2)		30,000
Stock options granted annually (3)		10,000
Reimbursement for cash expenses attendant to Board membership		Yes
Range of total cash compensation earned by directors (for the year)	$ $	21,500 to 46,000

(1)	Directors who joined the Board prior to the adoption of this policy received grants at the time the policy was adopted.
(2)	Vests monthly over three years commencing on the date of grant.
(3)	Vests monthly over twelve months commencing on the date of grant.

COMMON STOCK OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 27, 2006, concerning:

•	Beneficial owners of more than 5% of Natus common stock;

•	Beneficial ownership by current Natus directors and nominees, and the named executive officers set forth in the Summary Compensation table on page 16; and

•	Beneficial ownership by all current Natus directors and executive officers as a group.

The information provided in the table is based on Natus’ records, information filed with the Securities and Exchange Commission and information provided to Natus, except where otherwise noted.

The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of June 26, 2006 (60 days after April 27, 2006) through the exercise of any stock option or other right. The address for those individuals for which an address is not otherwise provided is c/o Natus Medical Incorporated, 1501 Industrial Road, San Carlos, California 94070. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

BENEFICIAL OWNERSHIP TABLE

Name and Address	No. of Shares Beneficially Owned	No. of Shares Underlying Vested Options (1)	Total Owned	Percent of Class
Principal Stockholders
Nicholas-Applegate Capital Mgmt LLC 600 West Broadway, 29th Floor San Diego, CA 92101 (2)	987,500	—	987,500	5.5%
Nierenberg Investment Management Company, Inc. 19605 NE 8th Street Camas, WA 98607 (3)	3,508,914	—	3,508,914	19.59%

Directors, Nominees and Named Executive Officers
D. Christopher Chung, M.D.	10,089	164,689	174,778	*
Doris Engibous	—	30,833	30,833	*
Robert A. Gunst	2,000	25,000	27,000	*
James B. Hawkins	16,813	174,166	190,979	1.06%
Kenneth E. Ludlum	35,000	2,500	37,500	*
Mark D. Michael	2,000	30,833	32,833	*
William L. Mince	55,981	60,418	116,399	*
William M. Moore (4)	105,072	60,000	165,072	*
Steven J. Murphy	16,036	85,001	101,037	*
Kenneth M. Traverso (5)	121,623	263,085	384,708	2.12%

All Directors and Executive Officers as a group (10 persons) (6)	365,244	896,525	1,261,769	6.73%

*	Represents holdings of less than one percent.
(1)	Pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act, as amended, “Vested Options” are options that may be exercised within 60 days of April 27, 2006.
(2)	Based on information reported on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006. Nicholas-Applegate Capital Management LLC is a registered investment advisor. As a result of its role as an investment advisor, Nicholas-Applegate Capital Management LLC may be deemed to be the beneficial owner of these securities and has shared voting power with respect to 370,800 shares and no shared voting power with respect to 616,700 shares.
(3)	Based on information reported on Schedule 13D/A filed with the Securities and Exchange Commission on October 19, 2005. Nierenberg Investment Management Company, Inc. is the general partner of several entities that hold our common stock, including the D3 Family Fund LP the D3 Family Retirement Fund LP, the D3 Children’s Fund LP and the D3 Offshore Fund LP, collectively, the D3 Family Funds. Nierenberg Investment Management Company has sole voting and investment power with respect to all of these shares.
(4)	Includes 99,892 shares held by The Moore Family Trust and 3,150 shares held by Mr. Moore’s spouse.
(5)	Includes 8,572 shares held by the Traverso Family Trust, 10,500 shares held in an IRA for the benefit of Mr. Traverso and 4,100 shares held in an IRA for the benefit of Mr. Traverso’s spouse.
(6)	Includes all shares referenced in notes 4 and 5 above.

EXECUTIVE COMPENSATION

The following table discloses compensation received by our Chief Executive Officer during 2005 and our four other most highly paid executive officers (together with the CEO, the “named executive officers”) during 2005 as well as their compensation received from Natus for each of the years ending December 31, 2004 and December 31, 2003.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards	All other Compensation ($) (3)
Name and Principal Position	Fiscal Year	Salary	Bonus/ Commission ($) (1)	Other Annual Compensation ($) (2)	Securities Underlying Options (#)
James B. Hawkins (4) President and Chief Executive Officer	2005 2004 2003	$320,850 224,352 —	$250,000 150,000 —	$1,000 — —	120,000	$720 288 —

Kenneth M. Traverso Vice President, Marketing and Sales	2005 2004 2003	$186,300 180,000 166,981	$120,000 87,200 71,740	$1,000 — —	50,000	$720 576 576

William M. Mince Vice President Operations	2005 2004 2003	$191,475 185,000 141,550	$86,164 30,000 —	$1,000 — —	50,000	$579 446 446

D. Christopher Chung, M.D. Vice President Medical Affairs, R&D and Engineering	2005 2004 2003	$190,563 175,008 154,442	$90,000 30,000 —	$1,000 — —	50,000	$604 418 374

Steven J. Murphy Vice President Finance and Chief Financial Officer	2005 2004 2003	$181,125 160,775 141,550	$81,506 30,000 —	$1,000 — —	50,000	$576 408 331

(1)	Amounts in this column reflect bonuses and commissions earned in 2005, although portions of the commissions and all bonus amounts were paid in 2006.
(2)	In all cases, consists of matching contributions paid under the Company’s 401(k) plan.
(3)	Consists of the standard employee benefit portion paid by Natus for all employees for premiums for term life insurance.
(4)	Mr. Hawkins joined Natus on April 8, 2004. His salary for 2004 reflects the proportionate share of his 2004 annual salary of $310,000.

Option Grants in 2005

The following table sets forth the stock options granted to the named executive officers under our stock option plans and the options exercised by such named executive officers during the year ended December 31, 2005.

The potential realizable value of options is calculated by assuming that the price of our common stock increases from the exercise price at assumed rates of stock appreciation of 5% and 10%, compounded annually, over the 10 year term of the option, and subtracting from that result the total option exercise price as set forth in the rules of the Securities and Exchange Commission.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term ($)
	No. of Securities Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees In Fiscal Year	Exercise Price Per Share ($/Sh)	Expiration Date

Name					5% ($)	10% ($)
James B. Hawkins	120,000	19.5%	10.03	06/09/15	$756,938	$1,918,228
Kenneth M. Traverso	50,000	8.1%	10.03	06/09/15	315,391	799,262
William M. Mince	50,000	8.1%	10.03	06/09/15	315,391	799,262
D. Christopher Chung, M.D.	50,000	8.1%	10.03	06/09/15	315,391	799,262
Steven J. Murphy	50,000	8.1%	10.03	06/09/15	315,391	799,262

(1)	Each of the options granted to our executive officers in 2005 vest in 48 equal monthly installments beginning on the date of grant and have a ten-year term.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

The following table shows stock option exercises and the value of unexercised stock options held by the named executive officers during the last fiscal year.

	Shares Acquired on Exercise	Realized Value	Number of Securities Underlying Unexercised Options at December 31, 2005 (#)		Value of Unexercised In-the-Money Options at December 31, 2005 ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
James B. Hawkins	200,000	$2,608,513	106,666	513,334	$1,198,060	$5,570,140
Kenneth M. Traverso	—	—	235,522	99,478	$2,603,532	$943,243
William M. Mince	50,000	$706,450	38,542	86,458	$425,453	$783,522
D. Christopher Chung, M.D.	—	—	143,230	91,770	$1,598,682	$846,468
Steven J. Murphy	—	—	67,500	82,500	$781,098	$727,902

Employment Agreements and Change in Control Arrangements

We entered into employment agreements with William M. Mince and Kenneth M. Traverso in November 2002, with D. Christopher Chung, M.D. in March 2003, with Steven J. Murphy in May 2003 and with James B. Hawkins in April 2004. Under the terms of each agreement, should an officer’s employment with us terminate other than for cause, death or disability, the officer shall be entitled to (a) receive continuing payments of severance pay (less applicable withholding taxes) at a rate equal to the officer’s base salary rate, as then in effect, for a period equal to nine months, plus one month for each twelve months of employment, up to a maximum of one year from the date of such termination, except that Mr. Hawkins’ agreement provides for one-year severance, to be paid periodically in accordance with our normal payroll policies; (b) the immediate vesting and exercisability of 100% of the shares subject to all of the officer’s stock options to purchase our common stock outstanding on the date of such termination; and (c) continued payment by us of the COBRA benefits through the lesser of (i) eighteen months from the effective date of such termination, (ii) the date upon which the officer and the officer’s eligible dependents become covered under similar plans, or (iii) the date the officer no longer constitutes a “Qualified Beneficiary” (as such term is defined in Section 4980B(g) of the Internal Revenue Code of 1986, as amended); provided, however, that the officer will be solely responsible for electing such coverage within the required time periods. The base salaries for our executive officers currently in effect are as follows: James B. Hawkins, $340,000; D. Christopher Chung, $210,000; William M. Mince, $201,000; Steven J. Murphy, $200,000; and Kenneth M. Traverso, $196,000.

Our 1991 Stock Option Plan and our Amended and Restated 2000 Stock Awards Plan provide for the grant of options to purchase our common stock to employees and consultants. Options typically have terms of ten years. The plans provide that after certain “change in control” events (as defined in the plan), including, for example, our merger with or into another corporation or the sale of all or substantially all of our assets, outstanding options may be assumed or equivalent options may be substituted, by the successor corporation. Thereafter, if the optionee’s status as our employee or employee of the successor corporation is terminated within 12 months other than by a voluntary resignation or termination for cause, the option may become fully exercisable. Further, if the successor corporation does not assume an outstanding option or substitute for it an equivalent option, the option becomes fully vested and exercisable.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

During 2005, executive compensation matters were approved by the Compensation Committee of the Board of Directors. The Compensation Committee operates under a written charter adopted by the Board of Directors in July 2000. The following is the report of the Compensation Committee with respect to compensation during the year ended December 31, 2005.

General Compensation Philosophy

The primary objectives of the executive compensation policies of the Compensation Committee include the following:

•	to attract, motivate and retain a highly qualified executive management team;

•	to link executive compensation to our financial performance as well as to define individual management objectives established by the Compensation Committee;

•	to compensate competitively with the practices of similarly situated medical device companies; and

•	to create management incentives designed to enhance stockholder value.

Natus competes in an aggressive and dynamic industry and, as a result, the Compensation Committee believes that finding, motivating and retaining quality employees, particularly senior managers, sales personnel and technical personnel are important factors to Natus’ future success. The compensation philosophy of the Compensation Committee seeks to align the interests of the stockholders and management by tying compensation to Natus’ financial performance, either directly in the form of salary and bonuses paid in cash, or indirectly in the form of equity compensation. The Compensation Committee retained an independent compensation consultant to assist it in the evaluation of compensation information of executive officers of similarly situated companies and in the development of the compensation of the Company’s executive officers for 2005.

Cash Compensation

Natus seeks to provide cash compensation to its executive officers, including base salary and bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated medical device companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer’s performance and contribution to various individual, departmental and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

In determining the salaries and cash bonus of each of Natus’s executive officers, other than the Chief Executive Officer, the Compensation Committee considered the recommendation of the Chief Executive Officer.

In addition to annual salary, cash bonuses for the Chief Executive Officer are based on various performance targets established by the Compensation Committee. Cash bonuses may also be earned by operational vice presidents based on their divisional financial performance.

Based on a review of public company proxy data and other relevant market data, the Compensation Committee believes that cash compensation paid to Natus’ executive officers was generally consistent with amounts paid to officers with similar responsibilities at similarly situated medical device companies. We note that competition for qualified management and technical personnel in Natus’ industry is intense, and we expect such competition to remain intense for the foreseeable future. As a result, in order to enhance our access to qualified personnel, the Compensation Committee believes that it will continue to be necessary to provide compensation packages, consisting of cash compensation and equity incentives, that are at least competitive with, and in certain instances, superior to, compensation paid by other similarly situated medical device companies.

Equity-Based Compensation

Stock options align employee incentives with the interests of stockholders because options have value only if the stock price increases over time. Options granted to employees, including our executive officers, are granted at the market price on the date of grant which focuses employees on long-term growth. In addition, options help retain key employees because they typically cannot be fully exercised for four years and, if not exercised, are forfeited if the employee leaves the employ of the company. The four-year vesting schedule also helps keep employees focused on long-term performance.

The Compensation Committee approved all of the options granted to our executive officers in 2005. With respect to options granted to Natus’ executive officers, the Compensation Committee considers in making its determination as to the size of the option grant the executive’s position with Natus, the executive’s individual performance, the number of options held (if any) and the extent to which those options are vested, and any other factors that the Committee may deem relevant.

Compensation of the Chief Executive Officer

Mr. Hawkins’ compensation in 2005 consisted of the same components as for our other executive officers, including a base salary, annual bonus and equity compensation. We arrived at Mr. Hawkins’ annual salary for 2005 based on a review of his individual performance and his achievement with respect to various performance targets and the salaries of CEOs of similarly situated medical device companies. Mr. Hawkins bonus was determined based on achievement of certain performance objectives established by the Compensation Committee. Our financial results for 2005 exceeded those objectives. As a result, the Compensation Committee approved a cash bonus for Mr. Hawkins, whose bonus under the formula provided under the plan would have been $240,638, of $250,000. In addition, Mr. Hawkins also received an option to purchase 120,000 shares in June 2005.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1 million paid to the chief executive officer or to any of the other four most highly compensated executive officers of a company will not be deductible for federal income tax purposes unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m). Our primary objective in designing and administering compensation policies is to support and encourage the achievement of our long-term strategic goals and to enhance stockholder value. When consistent with this compensation philosophy, we also intend to attempt to structure compensation programs such that compensation paid thereunder will be tax deductible by Natus. In general, stock options granted under our stock option plans are intended to quality under and comply with the “performance based compensation” exemption provided under Section 162(m), thus excluding from the Section 162(m) compensation limitation any income recognized by executives pursuant to such stock options. The Compensation Committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering our compensation programs.

Respectfully submitted by:

THE COMPENSATION COMMITTEE

WILLIAM M. MOORE, Chairman

DORIS ENGIBOUS

ROBERT A. GUNST

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Audit Committee is comprised of three directors who are independent under the applicable rules of the Nasdaq Stock Market and the Securities and Exchange Commission. The Audit Committee assists the Board of Directors in its oversight of our financial reporting process and administration of corporate policy in matters of accounting and control.

The Board of Directors has adopted a written Audit Committee Charter which is available on our website at www.natus.com. As stated in the charter, our management is responsible for the preparation, presentation and integrity of our financial statements. The Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and (ii) the report of our independent auditors with respect to such financial statements. Our accounting and financial reporting principles and internal controls and procedures are designed to assure compliance with accounting standards and applicable laws and regulations.

The Audit Committee appoints the independent auditors and periodically reviews their performance and independence from management, and pre-approves all audit and non-audit services provided by the independent auditors. The Audit Committee functions as the liaison with our independent auditors, who are responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Audit Committee meets with our independent auditors, with and without management present, to discuss the results of their examination, evaluations of our internal controls and the overall quality of our financial reporting.

In the performance of its oversight function, the Audit Committee has done the following:

•	reviewed and discussed the audited financial statements with management and our independent auditors;

•	discussed with our independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees);

•	received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; and

•	discussed with our independent auditors the firm’s independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE

KENNETH E. LUDLUM, Chairman

ROBERT A. GUNST

MARK D. MICHAEL

SECTION 16(a) BENEFICAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal 2005, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, except that (i) William Moore had one stock sale with respect to which the required Form 4 was filed late and (ii) Kenneth Ludlum has one option exercise with respect to which the required Form 4 was filed late. In making this statement, we have relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to us, and the written representations of our directors, executive officers and 10% stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the relationships described below, and in the sections entitled “Director Compensation,” “Executive Compensation” and “Employment, Severance and Change of Control Agreements,” since January 1, 2005, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we or any of our subsidiaries were or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of his or her immediate family had or will have a direct or indirect material interest.

In anticipation of our acquisition of Bio-logic Systems Corp., we entered into a Common Stock Purchase Agreement with the D3 Family Funds wherein we agreed to sell 600,000 shares of our common stock in a private placement to the D3 Family Funds for $11.88 per share, the current trading price for the shares at the time that the Company and the D3 Family Funds agreed in principle to such sale. We granted certain piggyback registration rights in connection with the 600,000 shares issued in the private placement. We completed this sale on October 18, 2005.

STOCK PERFORMANCE GRAPH

The registration statement relating to our initial public offering became effective July 19, 2001, and our common stock began trading on the Nasdaq National Market on July 20, 2001. The following graph shows a comparison, from July 19, 2001 through December 31, 2005, of cumulative total return for our common stock, the Nasdaq Composite Index and the Standard & Poor’s 500 Health Care Equipment Index. Such returns are based on historical results and are not intended to suggest future performance. Data for the Nasdaq Composite Index and the Standard & Poor’s 500 Health Care Equipment Index assume reinvestment of dividends. We have never paid dividends on our common stock and have no present plans to do so.

OTHER MATTERS

We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend.

It is important that your shares be represented at the annual meeting, regardless of the number of shares you hold. You are therefore urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

THE BOARD OF DIRECTORS OF

NATUS MEDICAL INCORPORATED

ANNEX A

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF NATUS MEDICAL INCORPORATED

PURPOSE: The purpose of the Audit Committee of the Board of Directors of Natus Medical Incorporated (the “Company”) shall be to:

•	Oversee the accounting and financial reporting and disclosure processes of the Company and audits of the financial statements of the Company;

•	Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with financially oriented legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting, financial and disclosure controls;

•	Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•	Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP: The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES: The responsibilities of the Audit Committee shall include:

•	Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Pre-approving audit and non-audit services provided to by the independent auditors the Company (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may affect independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC; and directing the Company’s independent auditors to review, before filing with the SEC, the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•	Reviewing before release the unaudited annual and quarterly operating results in the Company’s quarterly earnings release;

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•	Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing the Company’s compliance with employee benefit plans;

•	Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•	If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•	As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing its own charter, structure, processes and membership requirements;

•	Prepare the report that the rules of the Securities and Exchange Commission require be included in the Company’s annual proxy statement;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	Maintaining written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

MEETINGS: The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

COMPENSATION: Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY: The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

FUNDING: The Audit Committee shall have the authority to engage independent counsel and other advisers as it deems necessary to carry out its duties. In this connection, it shall determine the appropriate amount of funding for payment of compensation to (i) the registered public accounting firm employed by the Company, and (ii) any advisers employed by the audit committee, and shall so inform the Board of Directors.

NATUS MEDICAL INCORPORATED

ANNUAL MEETING OF STOCKHOLDERS

Thursday, June 15, 2006

9:30 a.m. local time

Natus Medical Incorporated

1501 Industrial Road

San Carlos, California 94070

Natus Medical Incorporated

1501 Industrial Road

San Carlos, California 94070                                                                                                  proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Natus Medical Incorporated, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 1, 2006, and hereby appoints James B. Hawkins and Steven J. Murphy, and each of them individually, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of Natus Medical Incorporated to be held on Thursday, June 15, 2006, at 9:30 a.m. local time at the Company’s headquarters located at 1501 Industrial Road, San Carlos, California 94070 and any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Each of such attorneys or substitutes (if both are present and acting at said meeting or any adjournment(s) or postponement(s) thereof, or, if only one shall be present and acting, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR: (1) THE LISTED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AND (2) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE – TOLL FREE – 1-800-560-1965 – QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 14, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET – http://www.eproxy.com/baby/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on June 14, 2006

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Natus Medical Incorporated, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2

1. ELECTION OF DIRECTORS:	01 Doris Engibous	☐ Vote FOR	☐ Vote WITHHELD
	02 William M. Moore	all nominees	from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS NATUS MEDICAL INCORPORATED’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006:	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matter(s) that may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

Address change? Mark Box ☐ Indicate changes below:	Date:

Signature(s) in Box

This Proxy should be marked, dated, signed by the stockholder(s) exactly as his, her or its name appears herein, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate and include title and authority. If shares are held by joint tenants or as community property, both should sign. Corporations and other entities should provide the title of the authorized officer signing the proxy.